SUPPLEMENT DATED OCTOBER 13, 2004

TO

PROSPECTUS DATED APRIL 30, 2004, AS AMENDED

COLUMBIA ALL-STAR NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE OF (N.Y.) VARIABLE ACCOUNT C

Effective immediately, the Supplement, dated July 27, 2004, to the above-captioned Prospectus is amended as follows. Under the section entitled "Optional Living Benefit Rider: Secured Returns 2 Benefit," the phrase "surviving spouse's 81st birthday" in the third sentence under the sub-heading "Participant's Death Under the AB Plan" is replaced by the phrase "surviving spouse's 76th birthday."